SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                      Abigail Adams National Bancorp, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              Alan Schick, Luse Lehman Gorman Pomerenk & Schick, PC
              -----------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

April 16, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006 at 3:00 p.m., (local time) on May 15, 2001.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.

     The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company and ratify the Board's selection of McGladrey & Pullen, LLP as the Company's auditors for the 2001 fiscal year.

     The Board of Directors of the Company has determined that the matter to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of McGladrey & Pullen, LLP as the Company's auditors.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.


Sincerely,


/s/ Jeanne D. Hubbard
----------------------
Jeanne D. Hubbard
Chairwoman of the Board
President and Chief Executive Officer

                      Abigail Adams National Bancorp, Inc.
                               1627 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 466-4090

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 15, 2001

     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. (the "Company") will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on May 15, 2001 at 3:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

        1.  The election of Directors to the Board of Directors of the Company;

        2. The ratification of McGladrey & Pullen, LLP as auditors for the year ending December 31, 2001; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposal at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 6, 2001 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                            By Order of the Board of Directors


                                            /s/ Joanne I. Farrin
                                            --------------------------------
                                            Joanne I. Farrin
                                            Secretary


Washington, D.C.
April 16, 2001

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       of
                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                               1627 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 466-4090


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 2001
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. on May 15, 2001 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 16, 2001.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Joanne I. Farrin at the address of the Company shown above, or by delivering a later dated proxy. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), as of the close of business on April 6, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,177,619 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date.

                                   Amount of Shares
                                   Owned and Nature           Percent of Shares
         Name and Address of        of Beneficial              of Common Stock
          Beneficial Owner            Ownership                 Outstanding
          ----------------         ---------------             ---------------
Shirley A. Reynolds                 431,868  (1)(2)               19.7%
1130 13th Avenue
Huntington, WV 25701

Barbara W. Beymer                    48,750  (1)                   2.2%
214 North Boulevard West
Huntington, WV 25701

Deborah P. Wright                   101,250  (1)(3)                4.6%
1517 North Boulevard West
Flatwoods, KY 41139

Thomas W. Wright                     26,250  (1)(3)                1.2%
1517 North Boulevard West
Flatwoods, KY  41139

Kathleen Walsh Carr                   5,608  (5)(8)                *

A. George Cook                        2,233   (9)                  *

Jeanne D. Hubbard                    11,237  (1)(6)(7)(8)          *

Marshall T. Reynolds                283,382  (1)(2)(6)(7)(9)      13.0%

Karen E. Schafke                      1,533  (8)                   *

Robert L. Shell, Jr.                 84,112  (1)(4)(6)(7)(9)       3.8%

Marianne Steiner                      1,083  (9)                   *

Joseph L. Williams                    1,483  (9)                   *

Bonita A. Wilson                        583  (9)                   *

All directors and executive officers
as a group (13) persons             400,940                       18.3%
----------------------
*Less than 1%
(1) Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, Marshall T.Reynolds, Shirley A. Reynolds, Robert L. Shell, Jr., Robert H. Breymer, Thomas W. Wright, Deborah P. Wright and Jeanne D. Hubbard
(2) Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 244,368 shares owned jointly. An additional 37,500 shares are held by a son.
(3) Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 26,250 shares owned jointly.
(4) Robert L. Shell, Jr. shares voting and dispositive power with respect to 25,000 shares owned jointly with his wife and includes 7,500 shares transferred by gift to his wife.
(5) Reflects options to purchase 1,250 shares of common stock under the 1996 Employee Incentive Stock Option Plan.
(6) Reflects options to purchase 289 shares of common stock granted to Ms. Hubbard and Mr. Shell and 191 shares to Mr. Reynolds, under the Directors Stock Option Plan.
(7) Reflects options to purchase 990 shares of common stock granted to Ms. Hubbard, Mr. Shell and Mr. Reynolds, under the 1996 Directors Stock Option Plan.

(8) Reflects vested options to purchase 2,333 shares of common stock granted to Ms. Hubbard and Ms. Carr and 1,333 granted to Ms. Schafke, under the 2000 Stock Option Plan.
(9) Reflects vested options to purchase 333 shares of common stock granted to Directors under the 2000 Stock Option Plan.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of eight members. The Company's bylaws provide that all Directors are elected annually.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

     Name                 Age            Positions Held                 Since
------------------     ---------       --------------------           ---------

                                    NOMINEES

Kathleen Walsh Carr       54     President & Chief Executive Officer      1998
                                            The Adams National Bank
A. George Cook            67                  Director                    1998
Jeanne D. Hubbard         52            Chairwoman, President             1995
                                      & Chief Executive Officer
                                       Abigail Adams National
                                            Bancorp, Inc.
Marshall T. Reynolds      64                  Director                    1995
Robert L. Shell, Jr.      57                  Director                    1995
Marianne Steiner          46                  Director                    1998
Joseph L. Williams        56                  Director                    1998
Bonita A. Wilson          59                  Director                    1998

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Kathleen Walsh Carr has been the President, Chief Executive Officer, Director of The Adams National Bank and Director of the Company since 1998. Previously she served as Senior Vice President and Chief Lending Officer of the Bank from 1997. Ms. Carr has over 25 years of commercial banking experience with most of her professional career spent in the areas of commercial lending. Prior to joining The Adams National Bank in 1997, Ms. Carr was Senior Vice President of NationsBank. Ms. Carr is a Member of the Board of Directors of Royco, Inc. She is also a member of the Board of Washington Trustees of the Federal City Council, the Greater Washington Board of Trade, the Board of Managers, and the Board of Governors for the Washington Home and Hospice, and the Advisory Board of So Others Might Eat, Inc.

     A. George Cook is the Principal of George Cook & Co., Distinguished Fellow of the Institute of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is a member of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Research Council and member and past Chairman of the Board of the National Parking Association. He is a former Chair of the National Policy Council, Past Board Member of the Girl Scouts of the USA, former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia, former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board.

     Jeanne Delaney Hubbard has been a Director of the Company and the Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998 and Chairwoman of the Bank since 1998. Ms. Hubbard is the Director of Risk Management for Premier Financial Bancorp, Inc., Georgetown, Kentucky. She is a Director of Summit State Bank, Ronhert Park, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is active with the River Cities United Way, most recently serving on the Citizens Review Panel, a past president of the C-K Rotary Club and former volunteer with Junior Achievement at C-K High School. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.

     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bank and a director of Summit State Bank. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington. Mr. Reynolds has been a Director of the Company and the Bank since November 1995.

     Robert L. Shell, Jr. is the Chairman and Chief Executive Officer of Guyan International, a privately held holding company for manufacturing and service companies, a position he has held since 1985. Mr. Shell has been a Director of First Guaranty Bank, Hammond, Louisiana since 1993; of First State Financial Corporation, Inc. since February 1994; and of First Sentry Bank, Huntington, West Virginia since 1996. Mr. Shell is a Board Member of the Huntington Boys and Girls Club, the Cabell Huntington Hospital Foundation and the West Virginia Foundation for Independent Colleges. Mr. Shell was formerly the Chairman of the Marshall Artists Series of Marshall University. Mr. Shell has been a Director of the Company and the Bank since October 1995.

     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving MCI Communications Corporation as Director of Marketing. Ms. Steiner holds a joint M.E. and M.S. degree from the Harvard Business School and Graduate School of Arts and Sciences in Information Sciences and Applied Mathematics, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner serves as a Trustee and Member of the Governing Board of Beauvoir School.

     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a Director of the Huntington Industrial Corporation, Unlimited Futures, Inc. (a small business incubator), and the West Virginia Capital Corporation. Mr. Williams is a Member of the National Advisory Council of the United States Small Business Administration and a member of West Virginia's Workforce Investment Board. Mr. Williams is a former Mayor and City Councilman of the City of Huntington. Mr. Williams is a graduate of Marshall University with a degree in finance and a member of its College of Business Advisory Board and Board of Institutional Governors.

     Bonita A. Wilson owns and operates her own retail business and is a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997. Ms. Wilson attended the State University of New York at New Paltz. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management.

     Karen E. Schafke has been Senior Vice President and Chief Financial Officer of the Company and the Bank since 1998. Ms. Schafke has 29 years of experience in the financial services industry in the areas of financial management and accounting. Ms. Schafke's prior work experience included over twenty years at Household International in the capacity of Division Controller for Household

Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Ms. Schafke holds a Masters Degree from the John Hopkins University.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. No such disclosure is required with respect to the Company's officers and directors.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2000, the Board of Directors of the Company held 4 regular Company meetings and 11 Bank meetings. During the year ended December 31, 2000, one director, Ms. Steiner, attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served, due to schedule conflicts. During 2000, each director of the Company received $250 for each meeting of the Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.

     The Personnel Committee of the Company meets periodically to review the performance of officers and employees and determine compensation programs and adjustments, as well as nominations to the Board of Directors. It is currently comprised of Directors Reynolds, Shell, and Williams. The Personnel Committee met two times during the year ended December 31, 2000.

     The Audit Committee currently consists of Directors Wilson and Williams of the Company and Directors Hecht and Shannon of the Bank. This committee meets on a quarterly basis with the independent external and internal auditors and the Company's compliance officer to review audit programs and the results of audits of specific areas. as well as other regulatory compliance issues. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit A. The Audit Committee met four times during the year ended December 31, 2000.

Audit Committee Report

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit
              Committees, and has discussed with the independent auditors their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

              This report has been provided by the Audit/Committee:

        Directors Wilson and Williams for the Company and Directors Hecht
                            and Shannon for the Bank.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth the cash compensation paid for services during the year ended December 31, 2000 to each of the Company's and Bank's Chief Executive Officer. Other than Ms. Carr and Ms. Schafke, no person made in excess of $100,000 during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE
                                                                                    Long Term
                                                                                  Compensation
                                                     Annual Compensation             Awards
                                                                                   Securities         All Other
                                    Year          Salary          Bonus/Other     Underlying OptionCompensation
                                 ---------     -------------    -------------     -----------------------------------------

Jeanne D. Hubbard                   2000       $ 40,625         $      --         $3,500(1)        $     --
Chairwoman of the Board, President  1999       $ 37,937         $      --         $     --         $      --
and Chief Executive Officer of the  1998       $ 60,603         $      --         $     --         $      --
Company

Kathleen W. Carr                    2000       $156,250         $  10,000         $3,500(1)        $     --
President and Chief Executive Officer1999      $145,589         $      --         $     --         $      --
of the Bank                         1998       $125,399         $      --         $     --         $      --

Karen E. Schafke                    2000       $ 98,750         $  10,000         $2,000(1)        $     --
Senior Vice President and Chief     1999       $ 89,583         $      --         $     --         $      --
Financial Officer of the Company    1998       $ 38,686         $      --         $     --         $      --
and the Bank
------------------------------

(1) Represents options to purchase shares granted under the Stock Option Plan dated February 15, 2000.

Non-Qualified Stock Option Plan

     No options have been granted to date under the Company's Non-Qualified Stock Option Plan (the "Plan"). A total of 112,500 shares of the Company's Common Stock are authorized for issuance under the Plan, in which officers of the Company and the Bank who have been employed for a least one year are eligible to participate. The option exercise price of any options granted under the Plan will equal 100% of the book value of the shares as of the date of grant. Any options granted under the Plan will become exercisable on a cumulative basis at a rate of 25% per year during the period of four years after the grant; provided, however that the first 25% will not become exercisable until the expiration of six months after the date of the grant.

Employee Incentive Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a qualified Employee Incentive Stock Option Plan (the "Employee Plan"). A total of 12,484 shares of the Company's Common Stock are authorized for issuance under the Employee Plan, in which key employees of the company and the Bank are eligible to participate. On January 23, 1996, all such options were granted at an exercise price of 100% of fair market value at the date of grant, or $6.34. Options granted under the Employee Plan are immediately exercisable and expire not later than ten years following the date of grant.

1996 Employee Incentive Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a qualified 1996 Employee Incentive Stock Option Plan covering key employees (the "1996 Employee Plan"). A total of 17,740 shares of the Company's Common Stock are authorized for issuance under the 1996 Employee Plan, in which key employees of the Company and the Bank are eligible to participate. On November 19, 1996, 15,859 options were granted at an exercise price of 100% of fair market value, or $8.59. On January 21, 1997, 1,250 options were granted at an exercise price of 100% of fair market value, or $9.37. On February 18, 1997, 631 options were granted at an exercise price of 100% of fair market value, or $9.46. Options granted under the 1996 Employee Plan are fully vested. Options under the 1996 Employee Plan expire not later than ten years after the date of grant.

Directors Stock Option Plan

     On January 23, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "Directors Plan"). A total of 8,036 shares of the Company's Common Stock are authorized for issuance under the Directors Plan. On January 23, 1996, all such options were granted at an exercise price of 85% of fair market value at the date of grant, or $5.39. However, in the event of death or disability, options expire after one year.

1996 Directors Stock Option Plan

     On November 19, 1996, the Board of Directors of the Company approved a nonqualified Directors Stock Option Plan (the "1996 Directors Plan"). A total of 9,900 shares of the Company's Common Stock are authorized for issuance under the 1996 Directors Plan. On November 19, 1996, all such options were granted at an exercise price of 85% of fair market value, or $7.30. Options expire after ten years from the date of grant, or immediately upon leaving the Board. However, in the event of death or disability, options expire after two years.

2000 Stock Option Plan

     On February 15, 2000, the Board of Directors of the Company approved a non-statutory stock option plan (the "Stock Option Plan") to non-employee directors and key employees. A total of 20,000 shares of the Company's Common Stock are authorized for issuance under the Stock Option Plan. All such options were granted at 90% of fair market value at the date of grant, or $7.88. The options vest in three equal installments, with the first installment becoming exercisable on February 15, 2000, and succeeding installments on each February 15 thereafter. Options expire after ten years from the date of grant or after two years upon leaving the Company or Board.



                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
========================================================================================================================
                                                                                                   Value of Unexercised
                             Shares Acquired                              Number of Securities    In-
         Name                 Upon Exercise         Value Realized(1)    Underlying Unexercised    The-Money Options at
                                   (#)                     ($)              Options at Fiscal       Fiscal Year-End(2)
                                                                              Year-End (#)                  ($)
                                                                              Exercisable/             Exercisable/
                                                                              Unexercisable            Unexercisable
Jeanne D. Hubbard                  N/A                     N/A                 2,446/2,333              $2,205/$875
Kathleen W. Carr                   N/A                     N/A                 2,417/2,333               $438/$875
Karen E. Schafke                   N/A                     N/A                  667/1,333                $250/$500

(1)Equals the difference between the aggregate exercise price of the options exercised and the aggregate fair market value of the shares of Common Stock received upon exercise computed using the price of the Common Stock as quoted on the Nasdaq Small Cap Market at the time of the exercise.
(2)Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2000, at which date the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market was $8.25.

Employee Stock Ownership Plan with 401(k) Provisions

     On April 6, 1996, the Company's and the Bank's Board of Directors adopted an Employee Stock Ownership Plan with 401(k) Provisions ("ESOP"). The ESOP was amended effective as of January 1, 1999 to modify certain vesting provisions. The ESOP replaced the Bank's former 401(k) Plan. Employees of the Bank who are at least 21 years of age and who have completed six months of service are eligible to participate. The Company submitted an application to the Internal Revenue Service for a letter of determination as to the tax-qualified status of the ESOP, and received a favorable letter of determination. The ESOP may be amended or terminated at any time by the Bank. The ESOP is to be funded by contributions made by the Bank in cash or shares of the Company's Common Stock. On July 17, 1996, the ESOP borrowed $218,750 in funds from the Company to purchase 31,250 shares of Common Stock. This loan is secured by the shares of Common Stock purchased and earnings thereon. Shares purchased with such loan proceeds will be held in a suspense account for allocation, as the loan is repaid, among participants who are eligible to share in the Bank's contribution for the year. Shares released from the suspense account will be allocated among participants on the basis of their annual wages subject to federal income tax withholding. Each participant will begin to vest in his or her interest in the Bank's contributions to the ESOP after one year of service and will be fully vested upon three years or service. Dividends paid on allocated shares may be paid to participants or used to repay the ESOP loan. Dividends on unallocated shares are used to repay the ESOP loan. Distributions at retirement will be in the form of cash or shares of Common Stock or both. In addition, the participant or beneficiary has certain put rights in the event that the Common Stock distributed cannot be readily sold.

     Participants in the 401(k) may elect to contribute a percentage of their salary, which amount may not be less than 1% nor more than 15% of the participant's annual salary up to $10,500 for 2000. In addition, the Bank may make a discretionary matching contribution equal to one-half of the percentage of the amount of the salary reduction elected by each participant (up to a maximum of 3%), which percentage will be determined each year by the Bank, and an additional discretionary contribution determined each year by the Bank. Each participant is immediately vested in his or her contributions and the Bank's matching contributions. Benefits are payable upon a participant's retirement, death, disability or separation from service, in a single lump-sum payment or in installments.

     The Trustee of the ESOP will vote all shares of Common Stock held by it as part of the ESOP assets, provided that a participant or beneficiary will be entitled to direct the Trustee as to the manner in which voting rights are to be exercised, with respect to shares of Common Stock allocated to the participant, in connection with certain corporate transactions as described in the ESOP.

     During 2000, the Company made matching cash contributions to the 401(k) of $47,000. No discretionary contributions were made during 2000.

--------------------------------------------------------------------------------
              PROPOSAL II--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP to be the Company's auditors for the 2001 fiscal year, subject to the ratification of the engagement by the Company's stockholders. McGladrey & Pullen, LLP, our principal accounting firm, is the successor to Keller Bruner & Co., LLP, whose partners merged with McGladrey Pullen, LLP on December 1, 2000. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the Company's fiscal year ending December 31, 2001. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting, and will have an opportunity to make a statement and answer questions.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and for the review of the Company's Forms 10-QSB for the 2000 fiscal year were $54,025. Additional fees for such audit are expected to be approximately $3, 000.

     All Other Fees. The aggregate fees billed for professional services rendered for the Company by Keller Bruner & Co., LLP for service other than the audit of the Company's annual financial statements and the review of the Company's Form 10-QSB were $6,860 for tax related services and $15,110 for other services for the fiscal year ended December 31, 2000. The audit committee has determined that the provision of these services is compatible with maintaining the principal accountant's independence.

     In order to ratify the selection of McGladrey & Pullen, LLP as the auditors for the 2001 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of McGladrey & Pullen, LLP as auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                    TRANSACTIONS WITH CERTAIN RELATED PERSONS
--------------------------------------------------------------------------------

     The Bank intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction. During the year ended December 31, 2000, the Bank had no loans outstanding to directors or executive officers which were made on preferential terms.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, D.C. 20006, no later than December 20, 2001 Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Bylaws of the Company do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to the Secretary of the Company no later than 45 days before the mailing of the Proxy Statement, or by March 2, 2001. The notice must include the stockholder's name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 21, 2002 and the Proxy Statement is mailed on April 22, 2002, advance notice of business to be brought, or nominations must be brought no later than March 8, 2002.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1627 K Street, N.W., Washington, D.C. 20006.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Jaonne I. Farrin
                                             ----------------------------------
                                             Joanne I. Farrin
                                             Secretary

                                                                      Exhibit A



ABIGAIL ADAMS NATIONAL BANCORP, INC.
AUDIT CHARTER


Organization

     The Audit Committee is a committee of the Board of Directors. The Audit Committee members shall meet the requirements of the Securities and Exchange Commission ("SEC") and Nasdaq's independent director and audit committee listing standards. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

     The Committee shall meet at a minimum of four times per year or more frequently as circumstances dictate. If an Audit Committee Chair is not designated or present at a meeting, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee is to meet privately in executive session. The Committee may ask members of management, the independent auditors, or the internal auditors to attend the meetings and provide pertinent information as necessary.

Statement of Policy

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial information provided to shareholders and others, the systems of key internal controls which management and the Board of Directors have established, and the audit process. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel or other experts for this purpose.

Responsibilities and Duties

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the Audit Committee will:


o Review and reassess the adequacy of this Charter at least annually. The Committee shall submit the Charter to the Board of Directors for its approval and will have the document disclosed in accordance with SEC regulations.

o The Committee shall review with management and the independent auditors in accordance with the Statements on Auditing Standards ("SAS") No. 71, the financial statements and footnotes to be included in the Company's Annual Report and review the reports to the SEC prior to filing, i.e. the annual Form 10-KSB and the quarterly Form 10-QSB. The Committee will discuss with the independent auditors certain matters required to be disclosed by SAS No. 61, as amended. The Chair of the Audit Committee may represent the entire Committee for the purpose of the review of SAS No. 61.

o In consultation with management, the independent auditors, and the internal auditors, the Committee will consider the integrity of the Company's financial reporting processes and controls. The Committee will discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. In addition, it will review significant findings prepared by the independent auditors and the internal auditors together with management's responses.

o Annually prepare a report to the shareholders, as required by the Securities and Exchange Commission. The report shall be included in the Company's annual proxy statement, as required after December 15, 2000. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

        o Reviewed and discussed the audited financial statements with management;
        o Discussed with the independent auditors the matters required to be disclosed by SAS No. 61; and
        o Received certain disclosures from the auditors regarding their independence as required by the Independence Standards Board No.1. Based upon their findings, recommend to the Board the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the SEC.

Independent Auditors

o The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee will review the independence and performance of the internal auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge, when circumstances warrant.

o Review and approve the independent audit engagement letter and audit engagement fees. Review significant management consulting engagements to be performed by the independent audit firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

o On at least an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

o Review the independent auditor's audit plan, the audit scope, staffing, reliance upon management, reliance upon the internal audit, and the general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

o Prior to releasing the year end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committee in accordance with SAS No. 61, as amended.

Internal Audit


o The internal auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee will review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the internal auditors or approve any discharge of internal auditors when circumstances warrant.

o Review and approve the internal audit engagement letter and audit engagement fees.

o Discuss with the internal auditors the effectiveness of the system for monitoring compliance with laws and regulations.

o Review significant reports prepared by the internal auditors together with management's response and follow- up to these reports.

Corporate Compliance

o On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements.

o On an annual basis, review the Safety and Soundness and Compliance examination reports issued by Office of the Comptroller of Currency. Review the "Matters Requiring Board Attention" contained within the reports, and discuss the examination results with management.

o Review all reports concerning any significant fraud or regulatory noncompliance that occurred at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

Other Audit Committee Responsibilities

o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board of Directors.

o Develop an annual plan responsive to the "responsibilities and duties" detailed herein with input from management and their key committee advisors. The annual plan shall be reviewed and approved by the full Board of Directors.

o Maintain minutes of meetings and report to the Board of Directors, as needed.

o Discuss and address with either the independent auditors and/or the internal auditors any significant issues relative to overall Board responsibility that, in their judgement, have been communicated to management but have not been adequately resolved.

o        Periodically perform a self-assessment of Audit Committee performance.
         Review, discuss and assess its own performance, as well as, the Committee's roles and responsibilities, seeking input from senior management, the Board of Directors and others, if needed.

o While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or internal auditors, or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 15, 2001

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders ("Meeting") to be held at The Adams National Bank, 1627 K Street, N.W., Washington, D.C. 20006 at 3:00 p.m.(local time) on May 15, 2001. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:



                                                               VOTE
                                              FOR            WITHHELD
                                             -----          ---------

1.   The election as directors of all         |-|              |-|
     nominees listed below (except as
     marked to the contrary below)

     Kathleen Walsh Carr
     George Cook
     Jeanne D. Hubbard
     Marshall T. Reynolds
     Robert L. Shell, Jr.
     Marianne Steiner
     Joseph L. Williams
     Bonita A. Wilson


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.


_______________________________

_______________________________




                                                  FOR       AGAINST    ABSTAIN
                                                 -----     --------    -------
2.  Ratification of McGladrey & Pullen LLP as     |-|        |-|         |-|
    independent auditors for the year ended
    December 31, 2001.


         The Board of Directors recommends a vote "FOR" each of the listed proposals.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING
------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 16, 2001.


Dated: _________________, 2001                                  |_|
             Check Box if You Plan
             to Attend Meeting


-------------------------------           -----------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


-------------------------------           -----------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
                Please complete and date this proxy and return it
                    promptly in the enclosed postage-prepaid
                                    envelope.
--------------------------------------------------------------------------------